UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2005

                                   DEVRY INC.
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                     1-13988                36-3150143
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)


             ONE TOWER LANE
          OAKBROOK TERRACE, IL                                   60181
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (630) 571-7700


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Total number of pages (excluding exhibits): 5


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                                   DEVRY INC.
                                 FORM 8-K INDEX

                                                                Page No.

Item 1.01 - Entry into a Material Definitive Agreement             3

Item 9.01 - Financial Statements and Exhibits                      3

Signatures                                                         4

Exhibit Index                                                      5


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


Item 1.01.        Entry into a Material Definitive Agreement.

     On August 9, 2005, DeVry Inc. (the "Company") entered into a letter agreement (the "Letter Agreement") with Dennis J. Keller, the Board Chair of the Company's Board of Directors ("Keller"), and DeVry University, Inc. The Letter Agreement amends that certain 2002 Employment Agreement, dated as of July 1, 2002, among the Company, Keller and DeVry University, Inc., which had previously been amended by that certain letter agreement, dated November 2, 2004, between the Company and Keller (collectively, the "Original Employment Agreement"). A complete copy of the Letter Agreement is filed with this Current Report as
Exhibit 10.3 and incorporated herein by this reference.

     The Letter Agreement provides for, among other things, the following: (i) an amendment of Section 2(b) of the Original Employment Agreement to provide that Keller is not obligated to devote more than one-half of his business time (as opposed to substantially all of his business time, as required pursuant to the Original Employment Agreement) to the performance of his duties, responsibilities and obligations under his terms of employment; (ii) an amendment of Section 5(a) of the Original Employment Agreement to provide that, effective as of August 9, 2005, Keller's annual base salary is $323,044, as amended from the previous annual rate of $646,088; (iii) an amendment of the Original Employment Agreement to delete Section 5(b) thereto in its entirety, which section had required the Company to pay to Keller an annual bonus as determined and approved by the Board of Directors of the Company in the Board's sole discretion; and (iv) an agreement and acknowledgment by the parties to the Letter Agreement that Keller's term of employment with the Company pursuant to the Original Employment Agreement shall be terminated on June 30, 2006 and that such termination shall not be deemed a termination for "Cause", a "resignation or retirement that is not a Qualified Resignation or Retirement" or a "Constructive Dismissal" (as those terms are defined in the Original Employment Agreement). Except in the case of death, disability, constructive dismissal or a resignation or retirement, following June 30, 2006 Keller shall be employed by the Company as a senior advisor pursuant to a Senior Advisor Agreement, by and between the Company, DeVry University, Inc. and Keller dated as of July 1, 2002.

Item 9.01         Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit
Number                Description
------                -----------

10.1 Employment Agreement, dated as of July 1, 2002, by and between DeVry Inc., DeVry University, Inc. and Dennis J. Keller (incorporated by reference to Exhibit 10(a) to the Company's Form 10-Q for the quarter ended December 31, 2002).

10.2 Letter Agreement, dated as of November 2, 2004, by DeVry Inc. and agreed by Dennis J. Keller.

10.3 Letter Agreement, dated August 9, 2005, by DeVry Inc. and DeVry University, Inc. and accepted and agreed by Dennis J. Keller.

10.4 Senior Advisor Agreement, dated as of July 1, 2002, by and between DeVry Inc., DeVry University, Inc. and Dennis J. Keller (incorporated by reference to Exhibit 10(b) to the Company's Form 10-Q for the quarter ended December 31, 2002).


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DEVRY INC.


Date:    August 15, 2005                    By:  /s/ Ronald L. Taylor
                                               ---------------------------------
                                                 Ronald L. Taylor
                                                 Chief Executive Officer


Date:    August 15, 2005                    By:  /s/ Norman M. Levine
                                               ---------------------------------
                                                 Norman M. Levine
                                                 Senior Vice President and
                                                 Chief Financial Officer


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


                                  EXHIBIT INDEX

Exhibit
Number                Description
------                -----------

10.1 Employment Agreement, dated as of July 1, 2002, by and between DeVry Inc., DeVry University, Inc. and Dennis J. Keller (incorporated by reference to Exhibit 10(a) to the Company's Form 10-Q for the quarter ended December 31, 2002).

10.2 Letter Agreement, dated as of November 2, 2004, by DeVry Inc. and agreed by Dennis J. Keller.

10.3 Letter Agreement, dated August 9, 2005, by DeVry Inc. and DeVry University, Inc. and accepted and agreed by Dennis J. Keller.

10.4 Senior Advisor Agreement, dated as of July 1, 2002, by and between DeVry Inc., DeVry University, Inc. and Dennis J. Keller (incorporated by reference to Exhibit 10(b) to the Company's Form 10-Q for the quarter ended December 31, 2002).


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